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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):        May 15, 2002
                                                 -----------------------------


                               CommerceSouth, Inc.
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             (Exact name of Registrant as specified in its charter)

         Delaware                   000-29422              63-0989868
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(State or other jurisdiction    (Commission File   (IRS Employer Identification
    of incorporation)                Number)                   No.)


224 East Broad Street, Eufaula, Alabama 36027               36027
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:       (334) 687-3581
                                                     -------------------------



                             Eufaula BancCorp, Inc.
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         Name Change
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         On May 15, 2002, the stockholders of the Registrant approved a change of the name of the Registrant from "Eufaula BancCorp, Inc." to "CommerceSouth, Inc." The name change was made effective on May 16, 2002.

Correction to Form 10-QSB
-------------------------

         Also, in the Notes to Consolidated Financial Statements for the March 31, 2002 Form 10-QSB filed May 14, 2002 concerning Comprehensive Income
(Loss), it was reported that the comprehensive income for the three months ended March 31, 2001 was $808,000. The correct number is $998,000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated May 16, 2002

                                           COMMERCESOUTH, INC.

                                           By: /s/ Greg Faison
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                                                   President and CEO



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